SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS Floating Rate Fund

DWS Investment Management Americas, Inc. (the “Advisor”), the investment advisor to DWS Floating Rate Fund (the “fund”), informed the Board of Trustees of the fund that the Advisor will implement a voluntary advisory fee waiver, retroactive to January 1, 2026. The net advisory fee will be reduced from 0.55% to 0.35%. The waiver will remain in effect until the fund liquidation on or about March 23, 2026.
Please Retain This Supplement for Future Reference
February 24, 2026
PROSTKR26-06